Exhibit 99.2

BLACKHAWK NETWORK Acquisition of Achievers Corp. June 11, 2015 Investor Conference Call © 2015 Blackhawk Network 1

Forward Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. These statements are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions or variations intended to identify forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified in the “Risk Factors” section in our filings with the Securities and Exchange Commission. Furthermore, such forward-looking statements speak only as of the date of this presentation. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. © 2015 Blackhawk Network 2

Transaction Overview Summary On June 11, Blackhawk announced an agreement and plan of merger to acquire Achievers Corp. Achievers will be part of Blackhawk’s Incentive and Rewards Segment Expected to close by June 30, 2015 Over 200 clients including Fortune 500 and multi-national companies Achievers Overview 91% historical customer retention rate Cloud based SaaS platform with ISO27001 security Web and mobile user interfaces Expected Financial Impact Ability to deliver employee rewards in over 100 countries Earnings neutral in 2015; earnings accretive in 2016 (adjusted EPS basis) $50M revenues in 2014; 30% revenue CAGR over past 2 years Increase proportion of recurring, predictable revenues with less seasonality © 2015 Blackhawk Network 3

Strategic Rationale Achievers Highly Strategic Provides a leading platform for employee incentives and rewards management, a key component of Blackhawk’s incentives and rewards segment Creates opportunity for additional leverage of Blackhawk’s processing and fulfillment systems Highly Complementary Complements and provides InteliSpend’s employee incentives business with a feature-rich, highly configurable platform Cross-selling opportunities with Blackhawk retail partners Financially Attractive Recurring revenue model with modest seasonality Cash tax savings through NOLs estimated at $24 million to be realized over 8 years. © 2015 Blackhawk Network 4

Employee Incentives Market Employee Incentives Market Employee Recognition Benefits Creates alignment around company objectives and values Improves employee engagement & morale Improves customer satisfaction Improves productivity Lowers operational costs Reduces turnover Source: IDC, 2012 © 2015 Blackhawk Network 5 Employee incentives BLACKHAWK NETWORK 40 30 20 10 0 2011A 2016E $20 $32 CAGR: 8%

Continuing to Develop a Leading, End-to-End Incentives, Rewards and Loyalty Platform

	Employee Incentives	Rebates, MDF/CO-Op and Spiffs	Fulfillment	eCommerce	Content
	Achievers + InteliSpend (A Blackhawk Network Business)	parago + Blackhawk Retail Partners	InteliSpend (A Blackhawk Network Business)	CardLab	Blackhawk Network
Value Proposition	Leadership in **employee rewards** and **recognition**	Leadership in **consumer rebates** and **incentives**	Leadership in **prepaid fulfillment** solutions for **resellers** of incentives and rewards	Leadership in smaller company **eCommerce** based incentives and rewards	Extensive **prepaid content** to be leveraged across platforms
Customers & Partners	Large enterprise clients → B2B	Large enterprise clients → B2B2C	Large enterprise clients → B2B2B		

Infrastructure synergies across processing systems, fulfillment and customer care

BLACKHAWK NETWORK
© 2015 Blackhawk Network
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Achievers Platform Maps Organizational Goals to Employee Engagement Shareholder value Increased Revenue, Customer Loyalty, Improved Margins, Product Quality, Market Share The Employee Success Platform Programs Alignment, Training, Cost Savings, Health & Wellness, Recruiting, Retention Workstyle Global rewards and fulfillment Analytics, budget control, management tools, program ROI © 2015 Blackhawk Network 7 Offline Online Mobile BLACKHAWK NETWORK 7

Achievers – Deliver Employee Success EMPLOYEE SUCCESS PLATFORMTM ENGAGING SOFTWARE Transformative software built for employees - not just HR High adoption and usage rates - it becomes a daily habit Easy-to-use mobile interface available on all devices BEYOND SOCIAL RECOGNITION Multiple employee data points with information integrated from HR systems, driving higher employee engagement, aligning employees to values and business objectives, and recognizing their achievements Integration into existing enterprise systems for better workforce analytics DATA-DRIVEN HR Real-time insight and transparency into the entire workforce ROI Analytics Services Benchmarking and Predictive Analytics TRUE CLOUD Engagement platform designed, built and deployed in a true cloud environment providing fast time-to-value Automatic upgrades available to users as everyone is on a single instance Secure. ISO27001 and Safe Harbor Certified © 2015 Blackhawk Network 8 BLACKHAWK NETWORK

Full Suite of Services PROFESSIONAL SERVICES CLIENT SUCCESS MEMBER EXPERIENCE © 2015 Blackhawk Network 9 Design, measure, adopt Partnership, optimization, results Service, concierge, delight

Platform Is Much Broader Than Just Rewards and Recognition © 2015 Blackhawk Network 10 PEER-to-Peer recognition Non monetary recognition Sales incentives Employee referrals Customer service Wellness Safety Attendance Charity drive Service awards Spot bonuses Innovation

© 2015 Blackhawk Network 11 Results Driver For Sales Create a New Campaign Active Campaigns Feb Call Center Contest Points Awarded Time Remaining Participants Edit Campaign View Report Upload Results 150,250 8 Days 250 Q1 Sales Campaign Point Awarded Time Remaining Participants Edit Campaign View Report Upload Results Feb Call Center Contest Points Awarded Time Remaining Participants Edit Campaign View Report Upload Results 150,250 8 Days 250

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Recognition Card
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Achievers CARES
Achievers Awards
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Camden Boucher
261,484
Points Balance
Points to Award
2,000
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Recognized for "Living Passionately"
Nolan Julien
It's been AMAZING to have you part of the team for the past two months. You are so willing to offer a helping hand. Congratulations on your ongoing social monitoring and responding activities.
From: Hannah Rios
2 hours ago
Boosted by Evelyn Lima, Radu Poernau, Garciela Cortez, Roy Diaz
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Recognized for "Act with a Sense of Ownership"
Freddie Adams, Elin Zetterberg
DreamTeam, thanks for all your hard work on the new feature. You guys are truly dedicated to building great products and I really appreciated how you've gone beyond the regular call of duty.
From: Felipe Rodrigues
3 hours ago
Boost
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Brandon White and 2 others L.O.V.E. this
Phillip Richards Thank you for all of your help. Your dedication to building great products serves as inspiration to the rest of the department.
2 hours ago
Celebrating "10 Years of Service"
Rose Adams
4 hours ago
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Mini-Retreat
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MY TEAM
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Top Recognized
21st
19
Since May 1, 2014
1 Arthur Thomsen 59
2 Radu Poenaru 52
3 Graciela Cortez 50
4 Joel Engel 46
5 Evelyn Lima 42
5 Eduardo Francisco 42
7 Roy Diaz 37
8 Huib van Leeuwen 35
8 Kayla Martin 35
10 Paulina Dudek 34
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Top Recognizers
12th
24
Since May 1, 2014
1 Joel Engel 59
2 Eduardo Francisco 52
3 Guillemette Charpentier 50
4 Ellis Hunt 46
5 Florence Tremblay 42
5 Jessica Crawford 42
7 Maxime Coppens 37
8 Freya Powell 35
8 Detti Csizmadia 35
10 Megan Harris 34
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© 2015 Blackhawk Network

January, 2014 – January, 2015 Program Spend

134,11,887

83%

161,000,000

100%

Program Spend

Peer to Peer 84,883,001 98,500,000

Milestones 15,737,601 50,000,000

Platinum Awards 9,494,935 89% 5,000,000

Activation Bounus 5,047,095 5,000,000

Points Awarded Target Usage

5,047,095 5,000,000 101%

Cost Center Usage

BGR01

CAN01

35,256 points spent -1% of total target

381,313 points spent -8% of total target

2015 Blackhawk Network

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Multi Platform Access © 2015 Blackhawk Network 14

Achievers Leading Solution

2014 Baker's Dozen Customer Satisfaction Surveys: Recognition

HRO Baker's Dozen
Customer Satisfaction Ratings

For this survey, we required 13 responses from 8 companies, and we received feedback from more than 250 verified customers. In order to determine an overall ranking, we analyze results across three subcategories: service breadth, deal sizes, and quality. Using a predetermined algorithm that weighs questions and categories based on importance, we calculate scores in all three subcategories as well as an overall score. The rankings are based on those scores. The numbers presented in the tables represent those calculated scores; we include them to demonstrate the relative differences among the ranked service providers.

1. Globoforce
2. **Achievers**
3. O.C. Tanner
4. BI WORLDWIDE
5. Madison Performance Group
6. Inspirus
7. Symbolist
8. Rideau Recognition Solutions
9. The TharpeRobbins Company
10. Point Recognition
11. Michael C. Fina
12. MTM Recognition
13. Rymax Marketing Services

BLACKHAWK NETWORK
© 2015 Blackhawk Network
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Achievers Client Base Achievers serves 200 clients including Fortune 500 companies, multi-national corporate and global consumer brands Healthcare Financial Services Hospitality Insurance Energy & Utilities Telecommunications Manufacturing Retail © 2015 Blackhawk Network 16

Achievers New Customers in 2014 © 2015 Blackhawk Network 17

Business Model Sources of Revenue Margin on providing rewards Service fees for shipping & handling and ongoing services Software license fees Implementation fees Contracts & Billing Contracts are typically for 1-3 years with auto renewals Customers typically billed quarterly for points for their master account which is then allocated to managers and employees for giving rewards and recognition Employee Redemption Employees establish accounts and accumulate points over a period of time Points are redeemed based on catalogs for prepaid cards and merchandise Prepaid cards constitute over 60% of the redemption mix © 2015 Blackhawk Network 18